IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Supplement dated November 30, 2009
to the
Ivy Funds Variable Insurance Portfolios Prospectus dated April 30, 2009 and as supplemented May 26, 2009

The following information amends the disclosure regarding investing in foreign securities in the section entitled "Principal Strategies" for the following Portfolio:

Ivy Funds VIP Core Equity

The Portfolio may invest up to 25% of its total assets in foreign securities.

The following information amends the disclosure regarding investing in foreign securities in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks" for each of the following Portfolios:

Ivy Funds VIP Growth
Ivy Funds VIP Micro Cap Growth
Ivy Funds VIP Small Cap Growth
Ivy Funds VIP Small Cap Value

The Portfolio may invest up to 25% of its total assets in foreign securities.